UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
March 6, 2023

Commission File Number: 0-29923

Orbital Infrastructure Group, Inc.
(Exact Name of registrant as specified in Its Charter)

Texas	84-1463284	84-1463284
(State or jurisdiction of	(I.R.S. Employer Identification No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

5444 Westheimer Road, Suite 1650 Houston, Texas 77056		77056
(Address of Principal Executive Offices)		(zip code)

(832) 467-1420
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	OIG	Nasdaq Capital Market

Item 1.01 Entry into a Material Definitive Agreement.

On March 6, 2023, Orbital Infrastructure Group, Inc., a Texas corporation (“Company”, “we” or “us”) entered into an Amended and Restated Forbearance and Line of Credit Agreement (“New Agreement”) with Streeterville Capital, LLC, its successors and/or assigns, an institutional accredited investor (“Streeterville” or “Investor”) pursuant to which the Company issued to Streeterville an Amended and Restated Secured Promissory Note in the face amount of $20,931,076.84 (the “New Note”).  This New Note amends, restates, replaces and supersedes, in its entirety, the Secured Promissory Note in the original principal amount of up to $16,075,000.00 (the “Original Note”) that was previously issued to Lender by the Company on February 1, 2023. which was disclosed and filed as an exhibit to our Form 10-K as of December 31, 2021. The New Note reflects $20,931,076.84, or such portion thereof, advanced by Lender to the Company as Draws, which Draws shall not exceed an aggregate of $13,800,000.00.

Interest will accrue on any Outstanding Balance at the rate of nine percent (9%) per annum. All interest calculations shall be computed based on a 360-day year comprised of twelve (12) thirty (30) day months, shall compound daily and shall be payable in accordance with the terms of the New Note.

The New Agreement and New Note contain customary representations, warranties and events of defaults, including the occurrence of a Fundamental Transaction without the Investor’s prior written consent or the occurrence of Trigger Event, as defined in the New Note.

The Company relied on the exemption from registration offered by Section 4(a)(2) of the Securities Act of 1933, as amended, for the issuance of the New Note.  The Investor has represented to us it is an “accredited investor”, as defined in Rule 501(a) of Regulation D.

The preceding description of the New Agreement, New Note and other related agreements does not purport to be complete and is qualified in its entirety by reference to such documents which are filed as Exhibits to this report, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 is incorporated herein by reference.

Item 3.03     Material Modifications to Rights of Security Holders.

The information in Item 1.01 hereby is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.      Description

10.1 Amended and Restated Forbearance and Line of Credit Agreement, between Orbital Infrastructure Group, Inc. and Streeterville Capital, LLC, effective March 6, 2023.

10.2 Amended and Restated Secured Promissory Note in the face amount of $20,931,076.84. dated March 6, 2023, issued by Orbital Infrastructure Group, Inc. to Streeterville Capital, LLC.

104  Cover Page Interactive Data File (embedded within the Inline XBRL document)

Certain schedules, annexes, exhibits, and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K.  A copy of any omitted schedule exhibit or item will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule, exhibit or item so furnished.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Signed and submitted this 10th day of March 2023.

Orbital Infrastructure Group, Inc.
(Registrant)

By:	/s/ William J. Clough
William J. Clough Executive Chairman and CLO